Exhibit 10.1 - First Amendment and Waiver to Credit Agreement

FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT

FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this “Amendment and Waiver”), dated as of September 29, 2008, among LEE ENTERPRISES, INCORPORATED, a Delaware corporation (the “Borrower”), the Lenders party hereto and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of December 21, 2005 (as amended, restated, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, the Borrower has informed the Administrative Agent and the Lenders that (i) the Borrower may be in default of Section 10.09 of the Credit Agreement during the fiscal quarter commencing on September 29, 2008 and thereafter, and (ii) the above default will constitute an Event of Default under the Credit Agreement (such Event of Default, the “Specified Event of Default”); and

WHEREAS, the Borrower has requested, and the Lenders have agreed, subject to the terms and conditions of this Amendment and Waiver, to waive the Specified Event of Default and to amend the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.	Amendment to the Credit Agreement.

1.         Section 10.05(ii) of the Credit Agreement is hereby amended by deleting the text “$75,000,000” appearing in said Section and inserting the text “$50,000,000” in lieu thereof.

2.         On the Amendment and Waiver Effective Date (as defined below), the Total Revolving Loan Commitment shall be permanently reduced to $375,000,000, with such reduction to apply proportionately to permanently reduce the Revolving Loan Commitment of each RL Lender, and the Borrower shall make any prepayment required pursuant to Section 5.02(a) of the Credit Agreement after giving effect to such reduction to the Total Revolving Loan Commitment.

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II.	Waiver to the Credit Agreement.

1.         Notwithstanding anything to the contrary contained in the Credit Agreement, the Lenders hereby waive the Specified Event of Default so long as no other Default or Event of Default exists (or hereafter arises) under the Credit Agreement; provided that such waiver of the Specified Event of Default shall cease to be of any force or effect (x) on October 31, 2008, at which time any default under Section 10.09 of the Credit Agreement will constitute an Event of Default under the Credit Agreement without regard to this Amendment and Waiver or (y) if at any time on or after September 29, 2008 and prior to October 31, 2008 the Total Leverage Ratio is greater than 5.50:1.00, at which time any default under Section 10.09 of the Credit Agreement will constitute an Event of Default under the Credit Agreement without regard to this Amendment and Waiver.

2.         In order to induce the Lenders to grant the waiver set forth in preceding Section 1 of Part II of this Amendment and Waiver, and notwithstanding anything to the contrary contained in the Credit Agreement, during the period from the Amendment and Waiver Effective Date (as defined below) until such time as the Specified Event of Default shall cease to exist (without regard to this Amendment and Waiver), the Borrower may not incur any Revolving Loans, Swingline Loans or Letters of Credit if, after giving effect to the incurrence thereof, the aggregate outstanding principal amount of all Revolving Loans, Swingline Loans and Letter of Credit Outstandings would exceed the lesser of (x) the Total Revolving Loan Commitment as then in effect and (y) an amount equal to $235,000,000.

3.         The parties hereto hereby acknowledge and agree that (a) the Lenders have not waived any existing or future Defaults or Events of Default under the Credit Agreement (other than the Specified Event of Default on the terms provided for herein), (b) no course of dealing shall be deemed to be established as a consequence of the Lenders agreeing to waive the Specified Event of Default as provided in this Amendment and Waiver and continuing to make Loans and issue and participate in Letters of Credit on the terms described in Section 2 of Part II of this Amendment and Waiver and (c) subject to the limitations set forth in Section 2 of Part II of this Amendment and Waiver, all Credit Events shall be subject to the terms and conditions of the Credit Agreement.

III.	Miscellaneous Provisions.

1.         In order to induce the Lenders to enter into this Amendment and Waiver, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Amendment and Waiver Effective Date both immediately before and immediately after giving effect to this Waiver on such date and (ii) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on the Amendment and Waiver Effective Date both immediately before and immediately after giving effect to this Amendment and Waiver on such date, with the same effect as though such representations and warranties had been made on and as of the Amendment and Waiver Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

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2.         This Amendment and Waiver is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3.         This Amendment and Waiver may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4.         THIS AMENDMENT AND WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

5.         This Amendment and Waiver shall become effective on the date (the “Amendment and Waiver Effective Date”) when each of the following conditions shall have been satisfied:

(i)        the Borrower, each other Credit Party and Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: May Yip (facsimile number: 212-354-8113 / e-mail address: myip@whitecase.com); and

(ii)       the Borrower shall have paid to the Administrative Agent and the Lenders all fees, costs and expenses (including, without limitation, legal fees and expenses) payable to the Administrative Agent and the Lenders to the extent then due pursuant to the Credit Agreement.

6.         From and after the Amendment and Waiver Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment and Waiver as of the date first above written.

LEE ENTERPRISES, INCORPORATED, as a Borrower

By:	/s/Carl G. Schmidt

Name:  Carl G. Schmidt

Title:    Vice President, Chief Financial Officer

and Treasurer

DEUTSCHE BANK TRUST COMPANY AMERICAS,

Individually and as Administrative Agent

By:/s/Susan LeFevre

Name:  Susan LeFevre

Title:    Director

By:	/s/Omayra Laucella

Name:  Omayra Laucella

Title:    Vice President

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SIGNATURE PAGE TO THE FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LEE ENTERPRISES, INCORPORATED, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

SUNTRUST BANK

By:	/s/Kip Hurd

Name:  Kip Hurd

Title:	Director

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SIGNATURE PAGE TO THE FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LEE ENTERPRISES, INCORPORATED, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

BANK OF AMERICA

By: /s/Lisa Webster

Name:  Lisa Webster

Title:	Vice President

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SIGNATURE PAGE TO THE FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LEE ENTERPRISES, INCORPORATED, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

THE BANK OF NOVA SCOTIA

By: /s/Brenda S. Insull

Name:  Brenda S. Insull

Title:	Authorized Signatory

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SIGNATURE PAGE TO THE FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LEE ENTERPRISES, INCORPORATED, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

SCOTIABANC INC.

By: /s/J.F. Todd

Name:  J.F. Todd

Title:	Managing Director

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SIGNATURE PAGE TO THE FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LEE ENTERPRISES, INCORPORATED, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

THE BANK OF NEW YORK MELLON

By: /s/Lily A. Dastur

Name:  Lily A. Dastur

Title:	Vice President

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SIGNATURE PAGE TO THE FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LEE ENTERPRISES, INCORPORATED, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

BANK OF COMMUNICATIONS CO., LTD., NEW YORK BRANCH

By: /s/

Name:

Title:

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SIGNATURE PAGE TO THE FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LEE ENTERPRISES, INCORPORATED, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH

By: /s/Jose Carlos

Name:  Jose Carlos

Title:	Authorized Signatory

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SIGNATURE PAGE TO THE FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LEE ENTERPRISES, INCORPORATED, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

CITIBANK, N.A.

By: /s/Laura Neenan

Name:  Laura Neenan

Title:	Vice President

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SIGNATURE PAGE TO THE FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LEE ENTERPRISES, INCORPORATED, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

ERSTE GROUP BANK AG

By: /s/Robert J. Wagman

Name:  Robert J. Wagman

Title:	Director

By: /s/Bryan Lynch

Name:  Bryan Lynch

Title:	Executive Director

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SIGNATURE PAGE TO THE FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LEE ENTERPRISES, INCORPORATED, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

FORTIS CAPITAL CORPORATION

By: /s/Barbara Nash

Name:  Barbara Nash

Title:	Management Director & Group Head

By: /s/Rachel Lanava

Name:  Rachel Lanava

Title:	Vice President

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SIGNATURE PAGE TO THE FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LEE ENTERPRISES, INCORPORATED, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

QUAD CITY BANK AND TRUST

By: /s/Rebecca Skafidas

Name:  Rebecca Skafidas

Title:	Assistant Vice President

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SIGNATURE PAGE TO THE FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LEE ENTERPRISES, INCORPORATED, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

UNION BANK OF CALIFORNIA, N.A.

By: /s/David Hill

Name:  David Hill

Title:	Assistant Vice President

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SIGNATURE PAGE TO THE FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LEE ENTERPRISES, INCORPORATED, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

UNITED OVERSEAS BANK LIMITED, NEW YORK AGENCY

By: /s/Philip Cheong

Name:  Philip Cheong

Title:	Deputy General Manager

By: /s/Mario Sheng

Name:  Mario Sheng

Title:	AVP

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SIGNATURE PAGE TO THE FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LEE ENTERPRISES, INCORPORATED, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

U.S. BANK NATIONAL ASSOCIATION

By: /s/Michael J. Homeyer

Name:  Michael J. Homeyer

Title:	Vice President

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SIGNATURE PAGE TO THE FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LEE ENTERPRISES, INCORPORATED, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

WEBSTER BANK, NATIONAL ASSOCIATION

By: /s/John Gilsenan

Name:  John Gilsenan

Title:	Vice President

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SIGNATURE PAGE TO THE FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LEE ENTERPRISES, INCORPORATED, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/Vipa Chiraprut

Name:  Vipa Chiraprut

Title:	Vice President

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SIGNATURE PAGE TO THE FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LEE ENTERPRISES, INCORPORATED, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

WEST LB, AG, NEW YORK BRANCH

By: /s/Tod Angus

Name:  Tod Angus

Title:	Executive Director

By: /s/E. Keith Min

Name:   E. Keith Min

Title:	Executive Director

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